319111570.14 PPL EXECUTIVE DEFERRED COMPENSATION PLAN AMENDED AND RESTATED EFFECTIVE JANUARY 1, 2025 Exhibit 10(j)

319111570.14 Confidential PPL EXECUTIVE DEFERRED COMPENSATION PLAN (Amended and Restated January 1, 2025) TABLE OF CONTENTS Page Article I PURPOSE ................................................................................................................... 1 Article II DEFINITIONS ............................................................................................................. 2 Article III DEFERRAL ELECTION; COMPANY CONTRIBUTIONS .......................................... 5 3.1 Deferral Elections ................................................................................................ 5 3.2 Matching Contributions........................................................................................ 6 3.3 Employer Contributions ....................................................................................... 6 Article IV ACCOUNT ................................................................................................................. 7 4.1 Accounts ............................................................................................................. 7 4.2 Investment of Accounts ....................................................................................... 7 Article V PAYMENT OF ACCOUNT ......................................................................................... 8 5.1 Time of Payment ................................................................................................. 8 5.2 Form of Payment ................................................................................................. 8 5.3 Death of Participant ............................................................................................. 9 5.4 Unforeseeable Emergency Withdrawal ............................................................... 9 5.5 Incompetence ..................................................................................................... 9 Article VI ADMINISTRATION ...................................................................................................10 6.1 Plan Administration ............................................................................................10 6.2 Expenses ...........................................................................................................10 6.3 Maintenance of Separate Accounts ....................................................................10 Article VII MISCELLANEOUS ..................................................................................................11 7.1 Employment Rights ............................................................................................11 7.2 Governing Law ...................................................................................................11 7.3 Assignment ........................................................................................................11 7.4 Section 409A Compliance ..................................................................................11 7.5 Terms .................................................................................................................11 Article VIII TERMINATION OR AMENDMENT .........................................................................12 APPENDIX A PARTICIPATING COMPANIES ........................................................................13

1 319111570.13 ARTICLE I PURPOSE ) sponsors and maintains this PPL Executive Deferred Compensation Plan the benefit of certain executive officers, senior management employees and eligible highly compensated employees of PPL and other Participating Companies. The purpose of this Plan is to provide eligible employees a financially advantageous method to defer earned income. This Plan received account balances from the terminated PPL Montana Officers Deferred Compensation Plan and the terminated PPL Global Officers Deferred Compensation Plan, effective November 1, 2003, by reason of the merger of those two terminated plans into this Plan as of that date. The Plan was originally effective July 1, 1985, and is restated effective January 1, 2025 to incorporate all amendments to that date and to add the following entities as Participating Companies: Kentucky Utilities Company, LG&E and KU Services Company, and Louisville Gas and Electric Company.

2 319111570.13 ARTICLE II DEFINITIONS Account means a bookkeeping account representing the total of all amounts credited s the amount of Deferred Base Compensation, Deferred Cash Awards, and Deferred Company Contributions. An Account may also include the balance of any account from the PPL Global Officers Deferred Compensation Plan and/or the PPL Montana Officers Deferred Compensation Plan as of the date those Plans were terminated and merged into this Plan. Each Account will have sub-accounts for each Plan Year a Participant participates in the Plan for (i) Deferred Base Compensation, (ii) Deferred Cash Awards, and (iii) Deferred Company Contributions. Each Account will classify each sub-account as either Pre-2005 Amounts or Post-2004 Amounts. Reference to an Account means any Account, sub-account or all Accounts and sub-accounts, as the context requires. means any parent or subsidiaries of PPL (or companies under common control with PPL) that are members of the same controlled group of corporations (within the meaning of Code Section 1563(a)) as PPL or which are under common control with PPL (within the meaning of Code Section 414(c)). Base Compensation means Cash Compensation other than a Cash Award. means any person, trust or other entity designated by a Participant as the death. Cash Award means annual short-term incentive pay. Cash Compensation means eligible compensation as defined under the applicable Savings Plan but excluding any overtime pay and without regard to any Code Section 401(a)(17) limit. CLC means Corporate Leadership Council, the members of which are named by the Chairman and Chief Executive Officer of PPL Corporation. means the Internal Revenue Code of 1986, as amended from time to time. al Election means an election made and filed by a Participant, in the form and manner prescribed by and/or Cash Award to be deferred, deemed investment elections, and the payment timing and form applicable to those deferral elections. Deferred Base Compensation means the Base Compensation of a Participant deferred under this Plan. Deferred Cash Award means the Cash Award of a Participant deferred under this Plan. means Matching Contributions and/or Employer Contributions credited t means Deferred Base Compensation and/or Deferred Cash Award.

3 319111570.13 means a Participant who is unable to engage in any substantial gainful activity by reason of any medically determinable physical or mental impairment which can be expected to result in death or can be expected to last for a continuous period of not less than 12 months, or is, by reason of any medically determinable physical or mental impairment which can be expected to result in death or can be expected to last for a continuous period of not less than 12 months, receiving income replacement benefits for a period of not less than 3 months under an accident and health plan covering employees of the Participa Eligible Employee in career levels T1, T2, P6, M4 or M5. Notwithstanding the foregoing to the contrary, any employee of a Participating Company in career level P5 who elected to defer Cash Compensation in 2023 will remain an Eligible Employee if the employee remains employed with a Participating Company in career level P5 or any other eligible career level. For purposes of the annual Base Compensation deferral window, whether an individual, other than an employee in career levels T1 and T2, qualifies as an Eligible Employee will be determined by the October 15th immediately preceding the deferral window. Employer Contributions means the c Account under this Plan pursuant to Section 3.3. ESOP means the PPL Employee Stock Ownership Plan. Exchange Act means the Securities Exchange Act of 1934, as amended from time to time. Matching Contribution means the Account pursuant to Section 3.2. Participant means an Eligible Employee who has executed a Deferral Election and returned it to the CLC as provided in Section 3.1 or who becomes eligible for a Deferred Company Contribution or any other person with an Account, regardless of whether the individual continues to be an Eligible Employee. means PPL and any other Affiliated Company that is designated by the Board of Directors of PPL. Participating Companies are listed in Appendix A. Plan means this PPL Executive Deferred Compensation Plan as set forth herein and as hereafter amended from time to time. Plan Year accounting year of the Plan, which is the twelve-consecutive month period commencing on each January 1 and ending on the following December 31. - means Compensation and Deferred Company Contributions after December 31, 2004, plus applicable earnings. - means , plus applicable earnings. PPL means PPL Services Corporation.

4 319111570.13 PPL Corporation means PPL Corporation. Savings Plan arrangement sponsored by a Participating Company, each as amended from time to time, as applicable with respect to each Participant at the relevant time. means Section 409A of the Code, as amended, and the final Treasury Regulations issued thereunder. Separation from Service 409A. SERP means the PPL Supplemental Executive Retirement Plan. Section 409A.

5 319111570.13 ARTICLE III DEFERRAL ELECTION; COMPANY CONTRIBUTIONS 3.1 Deferral Elections An Eligible Employee may elect to participate for each Plan Year by making a Deferral Election within the time periods prescribed below. (a) Base Compensation. To be effective for a Plan Year, a Deferral Election to defer a portion of Base Compensation must be returned by the deadline set by the CLC, which in no event will be later than the December 31 immediately preceding the applicable Plan Year. All Deferral Elections are irrevocable for the Plan Year for which the Deferral Election is made and cannot be changed or revoked after the deadline set by the CLC, which in no event will be later than the December 31 immediately preceding the Plan Year except as otherwise provided in the Plan. (b) Cash Awards. An irrevocable Deferral Election to defer a portion of a Cash Award may be made on or before June 30 of the performance period, i.e., the calendar year a Participant performs services for a Participating Company to which the Cash Award relates, if: (1) the individual is an Eligible Employee and performs services continuously from the later of (a) the beginning of the performance period or (b) the date the performance criteria are established through the date an election is made under this subsection; (2) the individual becomes an Eligible Employee no later than May 15 of the applicable performance period; and (3) the Cash Award has not become readily ascertainable. (c) First Year Eligibility. An Eligible Employee who first becomes eligible to participate in the Plan during a Plan Year due to becoming designated as an employee in career levels T1 or T2, may make a Deferral Election within thirty (30) days after the designation to defer Base Compensation that will be paid for services to be performed after the election. If an Eligible Employee first becomes eligible to participate in the Plan during a Plan Year for a reason other than becoming designated as an employee in career levels T1 or T2, they may make a Deferral Election to defer Base Compensation pursuant to subsection (a) above. An Eligible Employee who first becomes eligible to participate in the Plan during a Plan Year may make a Deferral Election as to a Cash Award if eligible under and pursuant to subsection (b) above. (d) Form and Time of Payment. A Deferral Election will provide the Eligible Employee with the opportunity to elect the following with regard to the applicable Plan Y s and associated Deferred Company Contributions: (i) the time and form of payment upon their Separation from Service, (ii) the form of payment upon their becoming Disabled but without incurring a Separation from Service, and (iii) the time and form of payment on a specified date, which must be at least twelve (12) months after the Deferral Election becomes irrevocable. A Participant may elect a different payment form for each payment event specified above.

6 319111570.13 3.2 Matching Contributions If an Eligible Employee contributes Deferred Compensation for the Plan Year, the Eligible Employee will also receive a Matching Contribution amount based on the amount of their Deferred Compensation and the matching contribution formula the Eligible Employee is eligible for under the applicable Savings Plan. 3.3 Employer Contributions If an Eligible Employee is eligible to receive a nonelective employer contribution under the applicable Savings Plan, the Eligible Employee will receive an Employer Contribution based on the same percentage provided under the applicable Compensation paid for the Plan Year minus the amount of the nonelective employer contribution applicable Savings Plan for that Plan Year.

7 319111570.13 ARTICLE IV ACCOUNT 4.1 Accounts All Deferred Compensation and Deferred Company Contributions, plus applicable earnings, will be credited to a Participant 4.2 Investment of Accounts will be deemed to be invested in the investment options selected by the Participant, in the percentages elected by the Participant for each Account. The CLC will determine and communicate to Participants the investment options available under the Plan. If a Participant fails to make an investment election, their Account(s) will be deemed to be invested in the qualified default investment alternative (QDIA) for the Savings Plan in which the Participant is eligible at that time. The Account(s) will be adjusted to reflect the earnings, gains and losses, reduced by any allocable costs or expenses, such Account(s) would have experienced had it actually been invested in the specific funds at the relevant times. Participants may change their deemed investment elections under the Plan in the form and manner prescribed by the CLC. The Company is not obligated to actually invest any assets in the investment funds selected by the Participant.

8 319111570.13 ARTICLE V PAYMENT OF ACCOUNT 5.1 Time of Payment (a) Pre-2005 Amounts. Payments for Pre-2005 Amounts will commence immediately wh a Participating Company terminates for any reason, including retirement. (b) Post-2004 Amounts. Payment of the -2004 Amounts for a particular Plan Year will begin in accordance with associated with the first to occur of: Separation from Service Disability or (3) the specified date, as elected by the Participant, if applicable. (1) Separation from Service Timing. With respect to a particular Plan Y Deferred Compensation and Deferred Company Contributions, a Participant may elect to begin to receive their Post-2004 Amounts in the event of a Separation from Service on one of the following dates: (A) the date that is six (6) months after Separation from Service, (B) the first anniversary of Separation from Service, (C) the second anniversary of Separation from Service, (D) the third anniversary of Separation from Service, (E) the fourth anniversary of Separation from Service, or (F) the fifth anniversary of Separation from Service. (2) Disability Timing. -2004 Amounts are payable due to a Disability, payment will begin within thirty (3 Disability. (3) Participant Election Timing. A Participant may elect to receive their Post- 2004 Amounts on a specified date in accordance with their Deferral Election. If there is not a valid election on file with respect to any Post-2004 Amount, amounts will be paid on the date that is six (6) 5.2 Form of Payment (a) (1) Pre-2005 Amounts. The Pre-2005 Amounts will be paid to a Participant in a lump sum or in annual installments up to a maximum of fifteen (15) years, as elected by the Participant. The election must have been made before the applicable Cash Compensation and/or Cash Award was deferred and may not be changed. Any Pre-2005 Amounts for which the Participant did not make a valid election will be paid in the form of a lump sum. (2) Post-2004 Amounts. Post-2004 Amounts will be paid as elected in Deferral Election in a lump sum or in annual installments up to a maximum of fifteen (15) years. Any Post-2004 Amounts for which the Participant did not make a valid election will be paid in the form of a lump sum. (b) Solely with respect to Pre-2005 Amounts, all annual installment payments will, except for the final payment, be not less than $5,000. To the extent necessary, the number of annual installments may be reduced to ensure that each annual installment payment is at least $5,000.

9 319111570.13 5.3 Death of Participant (a) If a Participant dies while employed by PPL or an Affiliated Company or before any and all payments have been paid under this Article, payments will be made to the Beneficiary designated in writing by the Participant. A Participant may change their Beneficiary designation and designate a new Beneficiary at any time prior to death in the form and manner prescribed by the CLC need not consent or approve of a change in Beneficiary designation. In the event the designated Beneficiary does not survive the Participant, payment will be made to an alternate Beneficiary designated in writing by the Participant. If no such designation is in effect at the time of the death, or if the alternate Beneficiary does not survive the Participant, payment will be made to the Participant s estate. (b) Payments made to a Participant s designated Beneficiary will be made in a lump sum on or before the first day of the second month following the date of the 5.4 Unforeseeable Emergency Withdrawal he CLC may determine, in its sole discretion, that an amount will be paid to a Participant or a Beneficiary upon an Unforeseeable Emergency. In such case, a lump sum payment will be made upon the occurrence of the Unforeseeable Emergency equal to the amount necessary to satisfy the emergency need, including amounts to pay any Federal, state, local or foreign taxes or penalties reasonably anticipated to result from the distribution. A distribution pursuant to this paragraph will not be made to the extent that an Unforeseeable Emergency is or may be relieved through reimbursement or compensation from insurance or otherwise, or by liquidation of the the liquidation does not itself cause severe financial hardship, or by cessation of future deferrals under the Plan. 5.5 Incompetence If the person to receive payment is a minor or is deemed by the CLC or is adjudged to be legally incompetent, the payments will be made to the duly appointed guardian or committee of such minor or incompetent, or they may be made to such person or persons the CLC believes are caring for or supporting such minors or incompetents.

10 319111570.13 ARTICLE VI ADMINISTRATION 6.1 Plan Administration The Plan will be administered by the CLC. The CLC or its delegate will have the discretionary authority and final right to interpret, construe and make benefit determinations (including eligibility and amount) under the Plan. The decisions of the CLC are final and conclusive for all purposes. If one or more members of the CLC are disqualified by personal interest from taking part in a particular decision, the remaining member or members of the CLC (although less than a quorum) will have full authority to act on the matter. The CLC will have authority to delegate specified duties and responsibilities to specific members of the CLC, other PPL Committees, or other PPL management employees. 6.2 Expenses All expenses and costs in connection with administration of the Plan will be borne by PPL. 6.3 Maintenance of Separate Accounts All payments from this Plan to a Participant or a Beneficiary will be made from the general assets of the applicable Participating Company. This Plan will not require any Participating Company or an Affiliated Company to set aside, segregate, earmark, pay into trust or special account or otherwise restrict the use of its assets in the operation of the business. A Participant or Beneficiary will have no greater right or status than an unsecured general creditor of a Participating Company with respect to any amounts owed to the Participant or Beneficiary hereunder.

11 319111570.13 ARTICLE VII MISCELLANEOUS 7.1 Employment Rights Nothing in this Plan will confer any right on any Participant to continue in a participating therefrom, nor will anything in this Plan affect in any way the right of a Participating Company or an Affiliated Company to terminate any Participant s employment at any time. 7.2 Governing Law To the extent federal law, including Code Section 409A, does not apply, the Plan will be construed, administered and enforced according to the laws of the Commonwealth of Pennsylvania. 7.3 Assignment All payments to persons entitled to benefits hereunder will not be grantable, transferable, pledged or otherwise assignable in anticipation of payment thereof, or subject to attachment, alienation, garnishment, levy, execution or other legal or equitable process in whole or in part, by the voluntary or involuntary acts of any such persons, or by operation of law, and will not be liable or taken for any obligation of such person. Each Participating Company will observe the terms of the Plan unless and until ordered to do otherwise by a state or federal court. As a condition of participation, a Participant agrees to hold a Participating Company harmless from any claim that arises out of the Participating Company obeying any such order whether such order effects a judgment of such court or is issued to enforce a judgment or order of another court. 7.4 Section 409A Compliance This Plan is intended to comply with Code Section 409A or an exemption thereunder and will be construed and administered in accordance with Code Section 409A. Notwithstanding any other provision of this Plan, payments provided under this Plan may only be made upon an event and in a manner that complies with Code Section 409A or an applicable exemption. Except as otherwise specifically provided herein, for purposes of Code Section 409A, each installment payment provided under this Plan will be treated as a separate payment. Any payments to be made under this Plan upon a termination of employment will only be made if such termination of n 409A. 7.5 Terms Titles of Articles and Sections hereof are for general information only and the Plan will not be construed by reference thereto.

12 319111570.13 ARTICLE VIII TERMINATION OR AMENDMENT The CLC or the Chief Human Resources Officer of PPL (and any successor officer or individual performing substantially similar duties) may amend or terminate the Plan at any time in accordance with Code Section 409A. Each amendment to the Plan will be binding on each Participating Company to which it applies. No termination or amendment of the Plan will, without a Participant s consent, alter: (a) a Participant s right to payments of amounts previously credited to a Participant s Account, which amounts will continue to be adjusted for earnings and losses as provided herein as though the Plan termination or amendment had not occurred, (b) the amount or times of payment of such amounts which have commenced prior to the effective date of such Plan termination or amendment, or (c) right to designate Beneficiaries in the event of a Participant s death. Executed this ____ day of ______________ 2024. PPL SERVICES CORPORATION _____________________________ Angela K. Gosman Executive Vice President & Chief Human Resources Officer

13 319111570.13 APPENDIX A PARTICIPATING COMPANIES 1. Kentucky Utilities Company 2. LG&E and KU Services Company 3. Louisville Gas and Electric Company 4. PPL Electric Utilities 5. PPL Services Corporation 6. The Narragansett Company d/b/a Rhode Island Energy